UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): November 30, 2006

                        Alternative Loan Trust 2006-OA19
                        --------------------------------
                       (Exact name of the issuing entity)
                      Commission File Number of the issuing
                             entity: 333-131630-68

                                   CWALT, Inc.
                                   -----------
                    (Exact name of the depositor as specified
                     in its charter) Commission File Number
                          of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

     Delaware                                          87-0698307
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     (State or other jurisdiction                    (IRS Employer
  of incorporation of the depositor)      Identification No. of the depositor)


4500 Park Granada
Calabasas, California                                          91302
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(Address of principal                                        (Zip Code)
 executive offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8       Other Events
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Item 8.01.     Other Events.
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                  On November 30, 2006, Ambac Assurance Corporation issued a certificate guaranty insurance policy for the Class A-3A Certificate (the "Certificate Guaranty Insurance Policy"). The Certificate Guaranty Insurance Policy is annexed hereto as Exhibit 99.1.

Section 9      -  Financial Statements and Exhibits
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Item 9.01.     Financial Statements and Exhibits.
               ---------------------------------

         (a)   Financial statements of business acquired.
               -----------------------------------------

               Not applicable.

         (b)   Pro forma financial information.
               -------------------------------

               Not applicable.

         (c)   Exhibits.
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               99.1. Certificate Guaranty Insurance Policy.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWALT, INC.



                                        By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President



Dated:  November 30, 2006

                                 Exhibit Index
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Exhibit                                                                  Page
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99.1.    Certificate Guaranty Insurance Policy 5